EXHIBIT 32

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT BY
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the accompanying Quarterly Report on Form 10-QSB of Metabolic Research, Inc. for the period ended, March 31, 2007, (the "Report") I, T. W. Owen, Treasurer of the Company, hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Monumental Marketing, Inc.


Date: May 15, 2007                    /s/ T. W. Owen
                                ----------------------------------
                                          T. W. Owen
                                           Treasurer
                                    Chief Financial Officer